UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Parkway Properties, Inc. (the “Company”) is filing this report in accordance with Items 5.07 and 8.01 of Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders
On August 23, 2016, the Company held a special meeting of the stockholders of the Company (the “Parkway Special Meeting”) at which the stockholders approved the merger of the Company with and into Clinic Sub Inc., a subsidiary of Cousins Properties Incorporated (“Cousins”), with Clinic Sub Inc. continuing its existence as a wholly owned subsidiary of Cousins (the “Merger”), on the terms and subject to the conditions of the agreement and plan of merger, dated as of April 28, 2016, by and among the Company, Parkway Properties LP, Cousins and Clinic Sub Inc., and the transactions contemplated thereby (the “Parkway Merger Proposal”). The stockholders also approved, by advisory (nonbinding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger (the “Parkway Compensation Proposal”). Stockholder action on a third proposal (the “Parkway Adjournment Proposal”), to approve the adjournment of the Parkway Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the proposals, was not required and no vote was taken on this matter. The final voting results with respect to each proposal voted upon at the Parkway Special Meeting are set forth below.

The results of the vote to approve the Parkway Merger Proposal were as follows:

FOR	AGAINST	ABSTAIN
102,642,479	271,586	1,108,965

The results of the vote to approve the Parkway Compensation Proposal were as follows:

FOR	AGAINST	ABSTAIN
62,431,989	36,239,402	1,138,532

The Parkway Merger Proposal, Parkway Compensation Proposal and Parkway Adjournment Proposal are described in more detail in the definitive joint proxy statement/prospectus on Schedule 14A dated July 25, 2016 relating to the Merger.

Item 8.01.    Other Events

On August 23, 2016, the Company issued a press release announcing the results of the Parkway Special Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016                PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 23, 2016